Exhibit 10.2

FIRST AMENDMENT TO THE
SUPPLEMENTAL RETIREMENT AGREEMENT
BETWEEN HERITAGE BANK AND STEVE L. FEURT

PARTIES:

Heritage Bank (the Company)

Steve L. Feurt (the Executive)

RECITALS:

1.	The Parties entered into the Supplemental Retirement Agreement on October 25, 1999, and the Agreement has not been previously amended.

2.	At this time the Parties wish to amend the Agreement to reflect a six-month waiting period for a distribution so long as the Executive remains a key employee.

NOWTHEREFOR, effective upon signing the Agreement is hereby amended as follows:

AMENDMENT:

Sections 2.1.1, 2.2.2, 2.3.2, 2.4.2 and 3.1.2, are all hereby amended with the addition of a new last sentence, to read as follows:

“Notwithstanding the preceding, if at that time of the payment of any or all benefits pursuant to this Agreement, the Executive is a key employee, within the meaning of Code Sections 409A(a)(2)(B)(i) and 416(i), the payment of such benefits shall not commence in less than six month’s following the Executive’s separation from service.”

DATED this 20th day of December, 2005.

Executive:	Company: Heritage Bank, FSB

/s/ Steve L. Feurt	By:	/s/ Kevin P. Clark
Steve L. Feurt		Kevin P. Clark, President and C.E.O.